Financial risk management (Tables)	12 Months Ended
Dec. 31, 2017
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Net Borrowing-to-Equity Ratio

Net borrowing-to-equity ratio as of December 31, 2016 and 2017 is as follows:

	2016		2017
	(in millions of Won)
Total borrowings	￦	22,704,998	21,063,657
Less: Cash and cash equivalents		2,447,619	2,612,530

Net borrowings		20,257,379	18,451,127
Total equity		45,765,269	47,326,725
Net borrowings-to-equity ratio		44.26%	38.99%